UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     November 15, 2004

            DIVALL INSURED INCOME PROPERTIES 2 LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                    Wisconsin
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                 0-17686                              39-1606834
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


101 W. 11th Street, Suite 1110, Kansas City, Missouri            64105
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                  (816) 421-7444
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 _
|_| Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)
 _
|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
 _
|_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------


Item 4.01 Changes in Registrant's Certifying Accountant

(a)    Previous independent accountants

     On November 15, 2004, the registrant, Divall Insured Income Properties 2 Limited Partnership (the "Company"), upon approval of the Company's general partner, The Provo Group, Inc., dismissed Deloitte & Touche LLP ("D&T") as its independent auditors.

     The reports of D&T on the financial statements of the Company for the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period through November 15, 2004, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company.

     During the Company's two most recent fiscal years and the subsequent interim period through November 15, 2004, there have been no reportable events required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.

     The Company has provided D&T with a copy of the disclosures made in this
Item 4.01 and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The letter was unavailable at the time of this filing, and will be filed with an amended Form 8-K upon receipt by the Company. The Company has requested that D&T provide the letter as promptly as possible.

(b)    New independent accountants

     The Company engaged American Express Tax and Business Services Inc. ("American Express") as its new independent auditors as of November 15, 2004. During the two most recent fiscal years and through November 15, 2004, the Company has not consulted with American Express regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE PROVO GROUP, INC., General Partner


Dated:   November 19, 2004       By  /s/ Bruce A. Provo
                                    --------------------------------
                                    President, CEO, and CFO